EX-99.h.3.a

March 11, 2011

State Street Bank and Trust Company

4 Copley Place, 5th Floor

Boston, MA  02116

Attention:  Fund Administration Legal Department

Re:  Aberdeen Funds—Additional Funds Letter

Ladies and Gentlemen:

Reference is made to the Sub-Administration made between us dated as of June 1, 2010, as amended and supplemented (the “Agreement”).  Pursuant to the Agreement, this letter is to provide notice of the creation of Aberdeen Asia-Pacific Smaller Companies Fund, a new Fund (as defined in the Agreement) of Aberdeen Funds (the “Trust”).

In accordance with Section 1 of the Agreement, we request that you act as Sub-Administrator with respect to the additional Fund listed above.  A current Schedule A to the Agreement is attached hereto. In connection with such request, the undersigned, on behalf of the Trust and the additional Fund, hereby confirms to you, as of the date hereof, the representations and warranties set forth above in Section 4 of the Agreement.

Please indicate your acceptance of the foregoing by executing two copies of this letter, returning one to the Trust and retaining one for your records.

Sincerely,

ABERDEEN ASSET MANAGEMENT INC.

By:	/s/ Andrew Smith
Name:	Andrew Smith
Title:	Vice President

Accepted:

STATE STREET BANK AND TRUST COMPANY

By:	/s/ Michael F. Rogers
Name:	Michael F. Rogers
Title:	Executive Vice President

SUB-ADMINISTRATION AGREEMENT

SCHEDULE A

Listing of Funds

Fund Name	Classes of Shares
Aberdeen Equity Long-Short Fund	Class A Class B Class C Class R Institutional Class Institutional Service Class

Aberdeen Natural Resources Fund	Class A Class B Class C Class R Institutional Class Institutional Service Class

Aberdeen Small Cap Fund	Class A Class B Class C Class R Institutional Class Institutional Service Class

Aberdeen U.S. Equity Fund	Class A Class B Class C Class R Institutional Class Institutional Service Class

Aberdeen China Opportunities Fund	Class A Class B Class C Class R Institutional Class Institutional Service Class

Aberdeen Emerging Markets Fund	Class A Class B Class C Class R

Aberdeen Global Financial Services Fund	Class A Class B Class C Class R Institutional Class Institutional Service Class

Fund Name	Classes of Shares
Aberdeen International Equity Fund	Class A Class B Class C Class R Institutional Class Institutional Service Class

Aberdeen Global Equity Fund	Class A Class B Class C Class R Institutional Class Institutional Service Class

Aberdeen Optimal Allocations Fund: Defensive	Class A Class B Class C Class R Institutional Class Institutional Service Class

Aberdeen Optimal Allocations Fund: Moderate	Class A Class B Class C Class R Institutional Class Institutional Service Class

Aberdeen Optimal Allocations Fund: Moderate Growth	Class A Class B Class C Class R Institutional Class Institutional Service Class

Aberdeen Optimal Allocations Fund: Growth	Class A Class B Class C Class R Institutional Class Institutional Service Class

Aberdeen Optimal Allocations Fund: Specialty	Class A Class B Class C Class R Institutional Class Institutional Service Class

Aberdeen Asia Bond Institutional Fund	Institutional Class Institutional Service Class

Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund	Institutional Class Institutional Service Class

Fund Name	Classes of Shares
Aberdeen Emerging Markets Institutional Fund	Institutional Class Institutional Service Class

Aberdeen International Equity Institutional Fund	Institutional Class Institutional Service Class

Aberdeen Global Fixed Income Fund	Class A Class C Class R Institutional Class Institutional Service Class

Aberdeen Global Small Cap Fund	Class A Class C Class R Institutional Class Institutional Service Class

Aberdeen Tax-Free Income Fund	Class A Class B Class C Class D

Aberdeen Core Income Fund	Class A Class C Class R Institutional Class Institutional Service Class

Aberdeen Core Plus Income Fund	Class A Class C Class R Institutional Class Institutional Service Class

Aberdeen Emerging Markets Debt Local Currency Fund	Class A Class C Class R Institutional Class Institutional Service Class

Aberdeen Global High Yield Bond Fund	Class A Class C Class R Institutional Class Institutional Service Class

Aberdeen Ultra-Short Duration Bond Fund	Class A Class C Class R Institutional Class Institutional Service Class

Fund Name	Classes of Shares
Aberdeen Asia-Pacific Smaller Companies Fund	Class A Class C Class R Institutional Class Institutional Service Class